UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2022

AVIDITY BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10578 Science Center Drive, Suite 125

San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 401-7900

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On December 14, 2022, Avidity Biosciences, Inc. (“Avidity” or the “Company”) will hold a virtual investor and analyst event focused on the Company’s Phase 1/2 MARINA trial of AOC 1001 in adults with myotonic dystrophy type 1 (“DM1”). During the event, the Company will present the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 14, 2022, Avidity announced interim data from the preliminary assessment of the Phase 1/2 MARINA trial of AOC 1001 in adults with DM1. The interim data included safety and tolerability results from all 38 enrolled trial participants and key biomarkers in 19 participants with DM1.

Interim data from the preliminary assessment demonstrated:

•	Targeted delivery of siRNA to muscle, a tissue previously untreatable with existing RNA therapeutics;

•	Meaningful DMPK reduction in 100% of participants treated with AOC 1001;

•	Mean reduction of 45% in DMPK after only a single dose of 1 mg/kg or two doses of 2 mg/kg of AOC 1001;

•

Splicing improvement of 31% in a key set of muscle-specific genes and splicing improvement of 16% across a broad 22-gene panel in the 2 mg/kg cohort (excluding one splicing sample that will be evaluated in the next batch analysis). Splicing improvements demonstrated AOC 1001 activity in the nucleus;

•

Early signs of clinical activity with improvement in myotonia in some participants. Myotonia was measured by video hand opening time (vHOT) and is a hallmark of DM1 where relaxation of key muscle groups is impaired; and

•	Safety and tolerability data with majority of adverse events (“AEs”) mild or moderate as of the November 17, 2022 data cutoff.

The most common treatment emergent AEs observed in the study through the November 17, 2022 data cutoff were COVID-19 (16%) and headache (16%). Other AEs included: infusion-related reactions, reductions in hemoglobin, and elevated ASTs or ALTs, with no changes in bilirubin observed and no thrombocytopenia or renal impairment reported.

Serious adverse events (“SAEs”) were observed in two participants. One participant in the 4 mg/kg cohort experienced a SAE that resulted in the previously disclosed partial clinical hold on new participant enrollment in the MARINA trial. One participant in the 2 mg/kg cohort experienced an SAE deemed unrelated to treatment by the investigator. The SAE was in reaction to opioid pain medication following an elective surgery.

In addition to these interim data from the preliminary assessment, Avidity announced that the Company anticipates sharing an update on the partial clinical hold, including more information about the drug-related SAE, by the end of the first quarter in 2023. No similar AEs have been observed in other participants in either the MARINA trial or the MARINA open label extension study (“MARINA-OLE”), and 100% of participants who have completed the MARINA trial have opted to roll over into MARINA-OLE.

Forward-Looking Statements

Avidity cautions readers that statements contained in this report regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: expectations related to Avidity’s ability to resolve the partial clinical hold and resume enrollment in and complete the MARINA trial; Avidity’s plans to announce further details regarding the drug-related SAE and the timing thereof; the continuation of participants in the MARINA trial and enrollment of participants into the MARINA-OLE and the timing thereof; the potential of Avidity’s product candidates to treat rare diseases including DM1; and the potential of AOCs to target a range of different cells and tissues beyond the liver. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of these plans will be achieved. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in the business, including, without limitation: Avidity may not be able to resolve the partial clinical hold and the analysis related to the underlying cause of the serious adverse event may result in delays in the MARINA study or an inability to compete the study; the Phase 1/2 MARINA trial results are based on a preliminary analysis of interim data available as of the data cutoffs, and the interim results do not predict final results of the trial, and one or more of the safety or biomarker results may materially change following more comprehensive reviews of the data, as follow-up on the outcome of any particular patient continues, as and if additional patients enroll in the trial and as more patient data become available, any of which may materially alter the findings and conclusions from Avidity’s preliminary analysis; unexpected adverse side effects or inadequate efficacy of its product candidates that may delay or limit their development, regulatory approval and/or commercialization, or may result in clinical holds, recalls or product liability claims; Avidity is early in its development efforts; Avidity’s approach to the discovery and development of product candidates based on its AOC platform is unproven, and the company does not know whether it will be able to develop any products of commercial value; potential delays in the commencement, enrollment and completion of preclinical studies or clinical trials; the success of its preclinical studies and clinical trials for the company’s product candidates; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; Avidity’s dependence on third parties in connection with preclinical and clinical testing and product manufacturing; regulatory developments in the United States and foreign countries, including acceptance of INDs and similar foreign regulatory filings and the proposed design of future clinical trials; disruption to its operations from the COVID-19 pandemic or the war in Ukraine; and other risks described in prior press releases and in filings with the Securities and Exchange Commission. Avidity cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: December 14, 2022	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial and Chief Business Officer